Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Institutional, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Treasury Money Fund Institutional (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                  /s/Richard T. Hale
                                                   Richard T. Hale
                                                   Chief Executive Officer
                                                   Deutsche Treasury Money Fund
                                                   Institutional, a series of
                                                   Scudder Institutional Funds

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Institutional, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Treasury Money Fund Institutional (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                   /s/Charles A. Rizzo
                                                    Charles A. Rizzo
                                                    Chief Financial Officer
                                                    Deutsche Treasury Money Fund
                                                    Institutional, a series of
                                                    Scudder Institutional Funds